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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                 ------------


                                   FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 10, 1995
                                                  -------------


                     Sensormatic Electronics Corporation
         ---------------------------------------------------------
              (Exact name of registrant as specified in charter)


          Delaware                     1-10739              34-1024665
 -----------------------------    ----------------     ------------------
   (State or other jurisdic-      (Commission file       (IRS employer
    tion of incorporation)            number)          identification No.)


         500 N.W. 12th Avenue
       Deerfield Beach, Florida                               33442
- ----------------------------------------                 ---------------
(Address of principal executive offices)                    (Zip Code)


             Registrant's telephone number, including area code:
                                (305) 420-2000
                                --------------


        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



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Item 5. Other Events.

     Three shareholder actions have been filed against the Company in the United States District Court for the Southern District of Florida. The actions were filed by William Neuman and Robert Ehrenreich on July 10, 1995, and by Eugene Friedman and Clara Friedman, as joint tenants, on July 12, 1995. Also named as defendants in the actions were Ronald G. Assaf, Chairman of the Board, President and Chief Executive Officer; Gerd Witter, President of Sensormatic Europe; Lawrence J. Simmons, Vice President of Finance and Chief Accounting Officer; Michael E. Pardue, formerly Executive Vice President, Chief Operating Officer and Chief Financial Officer and a director; and John T. Ray, Jr. and Arthur G. Milnes, directors. Filing of the actions followed the Company's announcement on July 7, 1995, that its earnings for the quarter and year ended June 30, 1995, would be substantially below expectations. The complaints, which are substantially identical, allege, among other things, that commencing on December 30, 1994, the Company and certain other named defendants issued false and misleading statements about the Company's business prospects and failed to disclose allegedly adverse information, particularly relating to the Company's merger with Knogo Corporation consummated December 30, 1994, all of which allegedly inflated the price of the Company's stock artificially.

     The four plaintiffs, who, in the aggregate, claim to have purchased 200 shares of the Company's stock and to have sold 200 put contracts during the period in question, seek class certification and unspecified rescissory or compensatory damages, together with interest, costs, attorneys' fees and other relief, for themselves and other putative class members who purchased the Company's common stock or related securities during the period December 30, 1994, through July 6, 1995. The Company believes its prior public disclosures were at all times appropriate to the circumstances when made and intends to vigorously defend against these suits.


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                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 19, 1995


                                        SENSORMATIC ELECTRONICS CORPORATION


                                        By /s/ Miguel A. Flores
                                           --------------------------------
                                           Miguel A. Flores
                                           Vice President and Treasurer





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